                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): DECEMBER 20, 2001


                             NEW VALLEY CORPORATION
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


                 1-2493                                  13-5482050
        (Commission File Number)            (I.R.S. Employer Identification No.)





100 S.E. SECOND STREET, MIAMI, FLORIDA                   33131
(Address of principal executive offices)             (Zip Code)

                                 (305) 579-8000
              (Registrant's telephone number, including area code)

                                (NOT APPLICABLE)
          (Former name or former address, if changed since last report)

ITEM 2.           ACQUISITION OR DISPOSITION OF CERTAIN ASSETS


DISTRIBUTION OF LADENBURG THALMANN FINANCIAL SERVICES INC. SHARES

         On November 30, 2001, New Valley Corporation ("New Valley" or the "Company") announced that it would distribute its 22,543,158 shares of Ladenburg Thalmann Financial Services Inc. ("LTS") common stock (AMEX: LTS), a 53.6% interest, to holders of New Valley common shares through a special dividend. The special dividend was accomplished through a pro rata distribution of the LTS shares, paid on December 20, 2001 to New Valley holders of record as of December 10, 2001. New Valley stockholders received 0.988 of a LTS share for each share of New Valley.

         LTS, formerly known as GBI Capital Management Corp., is a holding company engaged in various broker-dealer businesses including retail, institutional securities and principal and agency trading, primarily through its wholly-owned subsidiaries Ladenburg Thalmann & Co. Inc. ("Ladenburg") and Ladenburg Capital Management Inc., formerly known as GBI Capital Partners Inc. ("Ladenburg Capital"). Ladenburg, a full service-broker dealer that has been a member of the New York Stock Exchange since 1879, provides its services principally for middle market and emerging growth companies and high net worth individuals through a coordinated effort among corporate finance, research, capital markets, investment management, brokerage and trading professionals. Ladenburg Capital, a broker-dealer subject to regulation by the SEC and the NASD, acts as an introducing broker, market maker, underwriter and trader for its own account. LTS's principal offices are located at 590 Madison Avenue, New York, New York and its telephone number is 212-409-2000.

         Howard M. Lorber and Bennett S. LeBow, executive officers and directors of New Valley, and Victor M. Rivas and Henry C. Beinstein, directors of New Valley, also serve as directors of LTS. Mr. Rivas also serves as President and CEO of LTS. J. Bryant Kirkland III, New Valley's Vice President, Treasurer and Chief Financial Officer, is Chief Financial Officer of LTS. Messrs. LeBow and Lorber serve as executive officers and directors of Vector Group Ltd. ("Vector"), which owns approximately 56.3% of New Valley's common shares, and Robert J. Eide, a director of LTS, serves as a director of Vector.

         Following December 20, 2001, holders of New Valley's outstanding warrants will be entitled, upon exercise of a warrant and payment of the $12.50 exercise price per warrant, to receive a common share of New Valley and a cash payment of $1.20, an amount equal to 0.988 of the current market price of a share of LTS common stock on December 20, 2001. The current market price was determined based on the average daily closing prices for a share of LTS common stock for the 15 consecutive trading days commencing 20 trading days before December 20, 2001.

         A press release issued by New Valley on November 30, 2001 announcing the distribution of the LTS shares is included as an exhibit hereto and incorporated herein by reference.

SALE OF WESTERN REALTY INVESTMENTS LLC

         On December 21, 2001, New Valley's affiliate Western Realty Development LLC ("WRD") sold to Andante Limited, a Bermuda company, all of the membership interests in Western Realty Investments LLC, the entity through which WRD owned the Ducat Place II office building in Moscow, Russia and the adjoining site for the proposed development of Ducat Place III. WRD is a joint venture of New Valley and Apollo Real Estate Fund III, L.P. ("Apollo").

         The purchase price for the sale was approximately $42 million in cash and the assumption of mortgage debt and payables. Of the net cash proceeds from the sale after expenses, New Valley will receive approximately $21 million, and Apollo will receive approximately $9 million. These amounts are subject to adjustment based on final closing expenses.

         The sale of Western Realty Investments was effected pursuant to an Interest Purchase Agreement dated as of December 21, 2001 between WRD and Andante Limited. The sale was negotiated on an arm's length basis between WRD and Andante Limited. The purchaser is not affiliated with WRD or any of its affiliates, or any director or officer of WRD, or any affiliate or associate of any such director or officer.

         New Valley is currently engaged in discussions to sell its remaining real estate assets in Moscow, Russia, consisting of two sites located across the Moscow River from the Kremlin.

         The foregoing summary of the sale of Western Realty Investments is qualified in its entirety by reference to the text of the Interest Purchase Agreement and related agreements, which are included as exhibits hereto and are incorporated herein by reference.

ITEM 5.           OTHER EVENTS

         The Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations thereunder, require the registration of, and impose various substantive restrictions on, companies that (i) engage primarily in the business of investing, reinvesting or trading in securities or
(ii) engage in the business of investing, reinvesting, owning, holding or trading in securities and own or propose to acquire "investment securities" having a value exceeding 40% of a company's "total assets" (excluding United States government securities and cash items). For purposes of the Investment Company Act, "investment securities" include stocks, bonds and other securities, but exclude United States government securities and securities issued by majority-owned subsidiaries that are not investment companies. As a consequence of the LTS distribution and the sale of Western Realty Investments LLC, more that 40% of the Company's "total assets" were placed in "investment securities" under the test in clause (ii) above.

         The Company is relying on the temporary exemption from registration provided by Rule 3a-2 under the Investment Company Act. As provided by the Rule, the Board of Directors of the Company has adopted a resolution that the Company will use reasonable efforts to become engaged, as soon as reasonably possible, and, in any event, within the one-year period required by Rule 3a-2, primarily in a business or businesses other than that of investing, reinvesting, owning, holding or trading in securities, and that, if these reasonable efforts do not result in the Company's becoming engaged in such a business or businesses on or prior to the end of the one-year period, the Company will seek to obtain an extension of such date or an exemption from the Securities and Exchange Commission (the "SEC") or a no-action position from the SEC staff with respect to registration under the Investment Company Act.

         The Company plans to become engaged in such a business or businesses (by acquisitions or otherwise) within a time frame and in a manner so that it will not be required to register under the Investment Company Act.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (b)      Pro Forma Financial Information.

         The Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1998 has been prepared giving effect to New Valley's sale of its four office buildings in Troy, Michigan and Bernards Township, New Jersey which occurred in September 1998, the recapitalization of the Company's capital stock which occurred in June 1999, the sale by Thinking Machines Corporation, the Company's 73%-owned subsidiary, of its Darwin(R) software and services business which occurred in June 1999, the sale of the Company's five U.S. shopping centers in August 1999, the distribution by New Valley of a controlling interest in LTS to holders of New Valley common shares in December 2000 and in the elimination of WRD's operations as a result of the December 2001 sale of Western Realty Investments LLC (the "1998 Pro Forma Transactions"). The Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1999 has been prepared giving effect to the recapitalization of the Company's capital stock, the sale of assets by Thinking Machines, the sale of the Company's five U.S. shopping centers in August 1999, the LTS distribution and the elimination of WRD's operations (the "1999 Pro Forma Transactions"). The Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2000 and nine months ended September 30, 2001 and 2000 and Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2001 have been prepared giving effect to the LTS distribution and the elimination of WRD's operations. The pro forma financial information should be read in conjunction with New Valley's historical Consolidated Financial Statements and the related notes thereto contained in New Valley's Annual Report on Form 10-K for the year ended December 31, 2000 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2001.

         The Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1998 was prepared as if the 1998 Pro Forma Transactions had occurred on January 1, 1998. The Pro Forma Condensed Consolidated Statement of Operations of the year ended December 31, 1999 was prepared as if the 1999 Pro Forma Transactions had occurred on January 1, 1999. The Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2000 and nine months ended September 30, 2000 were prepared as if the LTS distribution and the elimination of WRD's operations had occurred on January 1, 2000. The Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2001 was prepared as if the LTS distribution and the elimination of WRD's operations had occurred on January 1, 2001. The Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2001 was prepared as if the LTS distribution and the elimination of WRD's operations had occurred on September 30, 2001.

         The pro forma financial information does not purport to show the results that would actually have occurred had such transactions been completed as of the date and for the period presented or which may occur in the future.

                     NEW VALLEY CORPORATION AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                           FOR THE YEAR ENDED DECEMBER 31, 1998
                                             -------------------------------------------------------------------------------------
                                                                                         PRO FORMA ADJUSTMENTS
                                                          ------------------------------------------------------------------------
                                                                OFFICE               THINKING                          SHOPPING
                                                               BUILDINGS             MACHINES                           CENTERS
                                             HISTORICAL          SALE                  SALE      RECAPITALIZATION        SALE
                                             -----------     ------------          -----------   ----------------     ----------
Revenues:
  Principal transactions, net ...........    $    11,430     $         --            $    --        $        --       $    --
  Commissions ...........................         28,284               --                 --                 --            --
  Corporate finance fees ................         14,733               --                 --                 --            --
  Gain on sale of investments, net ......         11,768               --                 --                 --            --
  Loss in joint venture .................         (4,976)              --                 --                 --            --
  Real estate leasing ...................         20,577     $    (10,222) (a)            --                 --       $(5,329) (d)
  Gain on sale of real estate ...........          4,682           (4,682) (a)            --                 --            --
  Computer sales and service ............            794               --            $  (794) (b)            --            --
  Interest and dividends ................          8,808              (71) (a)            --                 --            --
  Other income ..........................          5,987               --                 --                 --            --
                                             -----------     ------------            -------        -----------       -------
          Total revenues ................        102,087          (14,975)              (794)                --        (5,329)
                                             -----------     ------------            -------        -----------       -------
Costs and expenses:
  Selling, general and administrative ...        110,375           (4,914) (a)        (6,837) (b)            --        (2,786) (d)
  Interest ..............................         13,939           (5,494) (a)           (87) (b)            --        (3,020) (d)
  Provision for loss on long-term
     investments ........................          3,185               --                 --                 --            --
                                             -----------     ------------            -------        -----------       -------
          Total costs and expenses ......        127,499          (10,408)            (6,924)                --        (5,806)
                                             -----------     ------------            -------        -----------       -------
Loss from continuing operations before
  income taxes and minority interests ...        (25,412)          (4,567)             6,130                 --           477
Income tax provision ....................              6               --                 --                 --            --
Minority interests in loss from
  continuing operations of consolidated
     subsidiaries .......................          2,089               --             (1,644) (b)            --            --
                                             -----------     ------------            -------        -----------       -------
Loss from continuing operations .........        (23,329)          (4,567)             4,486                              477
Dividend requirements on preferred
  shares ................................        (80,964)              --                 --        $    80,964 (c)        --
                                             -----------     ------------            -------        -----------       -------
Loss from continuing operations
  applicable to Common Shares ...........    $  (104,293)          (4,567)           $ 4,486        $    80,964 (c)   $   477
                                             ===========     ============            =======        ===========       =======

Loss from continuing operations per
  Common Share (basic and diluted) ......    $   (10.89)
                                             ==========

Number of shares used in computation ....      9,577,624                                             13,739,637 (c)
                                             ===========                                            ===========



                                                  FOR THE YEAR ENDED DECEMBER 31, 1998
                                                 ----------------------------------------------------
                                                    PRO FORMA ADJUSTMENTS
                                                 ----------------------------------

                                                      LTS                 WRD
                                                  DISTRIBUTION         DISPOSITION         PRO FORMA
                                                 ---------------      -------------       -----------
Revenues:
  Principal transactions, net ...........        $    (11,430) (e)       $    --          $       --
  Commissions ...........................             (28,284) (e)            --                  --
  Corporate finance fees ................             (14,733) (e)            --                  --
  Gain on sale of investments, net ......                  --                 --              11,768
  Loss in joint venture .................                  --              4,976  (f)             --
  Real estate leasing ...................                  --             (1,577) (g)          3,449
  Gain on sale of real estate ...........                  --                 --                  --
  Computer sales and service ............                  --                 --                  --
  Interest and dividends ................              (6,530) (e)            --               2,207
  Other income ..........................              (6,580) (e)            --                (593)
                                                 ------------            -------          ----------
          Total revenues ................             (67,557)             3,399              16,831
                                                 ------------            -------          ----------
Costs and expenses:
  Selling, general and administrative ...             (74,321) (e)        (1,163) (g)         20,354
  Interest ..............................              (1,390) (e)          (468) (g)          3,480

  Provision for loss on long-term
     investments ........................                  --                 --               3,185
                                                 ------------            -------          ----------
          Total costs and expenses ......             (75,711)            (1,631)             27,019
                                                 ------------            -------          ----------
Loss from continuing operations before
  income taxes and minority interests ...               8,154              5,030             (10,188)
Income tax provision ....................                  (6) (e)                                --
Minority interests in loss from
  continuing operations of consolidated
     subsidiaries .......................                  --                (50) (f)            395
                                                 ------------            -------          ----------
Loss from continuing operations .........               8,160              4,980              (9,793)
Dividend requirements on preferred
  shares ................................                  --                 --                  --
                                                 ------------            -------          ----------
Loss from continuing operations
  applicable to Common Shares ...........        $      8,160            $ 4,980          $   (9,793)
                                                 ============            =======          ==========

Loss from continuing operations per
  Common Share (basic and diluted) ......                                                 $    (0.42)
                                                                                          ==========

Number of shares used in computation ....                                                 23,317,261
                                                                                          ==========

                     NEW VALLEY CORPORATION AND SUBSIDIARIES

 NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                             (DOLLARS IN THOUSANDS)


(a) To eliminate the operations of the office buildings sold in September 1998 and the related gain on sale.

(b)      To eliminate the operations of Thinking Machines.

(c) To adjust for the conversion of outstanding Preferred Shares and Common Shares to new Common Shares and Warrants.

(d) To eliminate the operations of the five U.S. shopping centers sold in August 1999.

(e) Reflects the historical financial results for the year ended December 31, 1998 of the New Valley subsidiaries that were acquired by LTS in May 2001.

(f) To eliminate the operations of WRD for the year ended December 31, 1998, which were accounted for using the equity method of accounting.

(g) Reflects real estate operations from January 1, 1998 to February 21, 1998 contributed by BrookeMil Ltd. to WRD on February 21, 1998.

                     NEW VALLEY CORPORATION AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)


                                                                                 FOR THE YEAR ENDED DECEMBER 31, 1999
                                             --------------------------------------------------------------------------------
                                                                                        PRO FORMA ADJUSTMENTS
                                                             ----------------------------------------------------------------
                                                                THINKING                            SHOPPING
                                                                MACHINES          RECAPITAL-        CENTERS           LTS
                                              HISTORICAL          SALE             IZATION            SALE       DISTRIBUTION
                                             ------------     -----------        -----------       ----------    ------------
Revenues:
  Principal transactions, net ...........    $     19,722     $        --        $        --       $    --        $(19,722) (d)
  Commissions ...........................          38,815              --                 --            --         (38,815) (d)
  Corporate finance fees ................           8,340              --                 --            --          (8,340) (d)
  Gain on sale of investments, net ......           2,373              --                 --            --              --
  Loss in joint venture .................         (16,513)             --                 --            --              --
  Real estate leasing ...................           7,056              --                 --        (3,618) (c)         --
  Gain on sale of real estate ...........           3,828              --                 --        (3,828) (c)         --
  Computer sales and service ............             317            (317) (a)            --            --              --
  Interest and dividends ................           5,812              --                 --            --          (3,546) (d)
  Gain on sale of assets ................           4,028          (3,801) (a)            --            --              --
  Gain on sale of subsidiary stock ......           4,256              --                 --            --              --
  Other income ..........................           5,571              --                 --            --          (7,330) (d)
                                             ------------     -----------        -----------       -------        --------
          Total revenues ................          83,605          (4,118)                --        (7,446)        (77,753)
                                             ------------     -----------        -----------       -------        --------
Costs and expenses:
  Selling, general and administrative ...          99,627          (3,265) (a)            --        (2,568) (c)    (74,151) (d)
  Interest ..............................           8,954            (206) (a)            --        (1,979) (c)       (914) (d)
                                             ------------     -----------        -----------       -------        --------
          Total costs and expenses ......         108,581          (3,471)                --        (4,547)        (75,065)
                                             ------------     -----------        -----------       -------        --------
Loss from continuing operations before
  income taxes and minority interests ...         (24,976)           (647)                --        (2,899)         (2,688)
Income tax provision ....................              80              --                 --            --             (62) (d)
Minority interests in income from
  continuing operations of consolidated
     subsidiaries .......................             667            (308) (a)            --            --            (575) (e)
                                             ------------     -----------        -----------       -------        --------
Loss from continuing operations .........         (25,723)           (339)                --        (2,899) (c)     (2,051)
Dividend requirements on preferred
  shares ................................         (37,759)             --        $    37,759 (b)        --              --
                                             ------------     -----------        -----------       -------        --------
Loss from continuing operations
   applicable to Common Shares ..........    $    (63,482)    $      (339)       $    37,759       $(2,899)       $ (2,051)
                                             ============     ===========        ===========       =======        ========

Loss from continuing operations per
   Common Share (basic and diluted) .....    $      (3.64)
                                             ============
Number of shares used in computation ....      17,433,105                          5,801,945
                                             ============                        ===========

                                              FOR THE YEAR ENDED DECEMBER 31, 1999
                                             -------------------------------------
                                             PRO FORMA ADJUSTMENTS
                                             ----------------------

                                                  WRD
                                              DISPOSITION      PRO FORMA
                                              -----------     ------------
Revenues:
  Principal transactions, net ...........       $    --       $        --
  Commissions ...........................            --                --
  Corporate finance fees ................            --                --
  Gain on sale of investments, net ......            --             2,373
  Loss in joint venture .................        16,513 (f)            --
  Real estate leasing ...................            --             3,438
  Gain on sale of real estate ...........            --                --
  Computer sales and service ............            --                --
  Interest and dividends ................            --             2,266
  Gain on sale of assets ................            --               227
  Gain on sale of subsidiary stock ......            --             4,256
  Other income ..........................            --            (1,759)
                                                -------       -----------
          Total revenues ................        16,513            10,801
                                                -------       -----------
Costs and expenses:
  Selling, general and administrative ...            --            19,643
  Interest ..............................            --             5,855
                                                -------       -----------
          Total costs and expenses ......            --            25,498
                                                -------       -----------
Loss from continuing operations before
  income taxes and minority interests ...        16,513           (14,697)
Income tax provision ....................                              18
Minority interests in income from
  continuing operations of consolidated
     subsidiaries .......................           165 (f)           (51)
                                                -------       -----------
Loss from continuing operations .........        16,348           (14,664)
Dividend requirements on preferred
  shares ................................            --                --
                                                -------       -----------
Loss from continuing operations
   applicable to Common Shares ..........       $16,348       $   (14,664)
                                                =======       ===========

Loss from continuing operations per
   Common Share (basic and diluted) .....                     $     (0.63)
                                                              ===========
Number of shares used in computation ....                      23,235,050
                                                              ===========

                     NEW VALLEY CORPORATION AND SUBSIDIARIES
 NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                             (DOLLARS IN THOUSANDS)


(a)      To eliminate the operations of Thinking Machines.

(b) To adjust for the conversion of outstanding Preferred Shares and Common Shares to new Common Shares and Warrants.

(c) To eliminate the operations of the five U.S. shopping centers sold in August 1999 and related gain on sale.

(d) Reflects the historical financial results for the year ended December 31, 1999 of the New Valley subsidiaries that were acquired by LTS in May 2001.

(e) Reflects net effect of minority interest in New Valley's ownership in Ladenburg Thalmann & Co. for the year ended December 31, 1999.

(f) To eliminate the operations of WRD for the year ended December 31, 1999, which were accounted for using the equity method of accounting.

                     NEW VALLEY CORPORATION AND SUBSIDIARIES

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)


                                                                 FOR THE YEAR ENDED DECEMBER 31, 2000
                                                       -----------------------------------------------------------
                                                                           PRO FORMA ADJUSTMENTS
                                                                           ---------------------
                                                                             LTS             WRD
                                                        HISTORICAL       DISTRIBUTION    DISPOSITION    PRO FORMA
                                                       -----------      -------------    -----------   -----------
Revenues:
  Principal transactions, net...............           $    28,276      $ (28,276) (a)   $      --     $        --
  Commissions...............................                33,067        (33,067) (a)          --              --
  Corporate finance fees....................                15,937        (15,937) (a)          --              --
  Gain on sale of investments, net..........                 7,271             --               --           7,271
  Income in joint venture...................                52,421             --          (52,421) (c)         --
  Real estate leasing.......................                 3,199             --               --           3,199
  Interest and dividends....................                 8,262         (5,240) (a)          --           3,022
  Gain on sale of assets....................                   150             --               --             150
  Other income (loss).......................                 4,338         (7,591) (a)          --          (3,253)
                                                       -----------      ---------        ---------     -----------

          Total revenues....................               152,921        (90,111)         (52,421)         10,389
                                                       -----------      ---------        ---------     -----------

Costs and expenses:
  Selling, general and administrative.......               102,185        (83,590) (a)          --          18,595
  Interest..................................                 5,888           (223) (a)          --           5,665
  Amortization of goodwill..................                    17             --               --              17
  Provision for loss on long-term investments                2,808             --               --           2,808
                                                       -----------      ---------        ---------     -----------

          Total costs and expenses..........               110,898        (83,813)              --          27,085
                                                       -----------      ---------        ---------     -----------

Income (loss) from continuing operations before
  income taxes and minority interests.......                42,023         (6,298)         (52,421)        (16,696)
Income tax provision........................                    84            (84) (a)          --              --

Minority interests in income (loss) from
  continuing operations of consolidated
  subsidiaries..............................                   889         (1,212) (b)          --            (323)
                                                       -----------      ---------        ---------     -----------

Income (loss) from continuing operations...            $    41,050      $  (5,002)       $ (52,421)    $   (16,373)
                                                       ===========      =========        =========     ===========

Income (loss) from continuing operations
  per Common Share (basic)..................           $      1.78                                     $     (0.71)
                                                       ===========                                     ===========

Number of shares used in computation........            23,040,332                                      23,040,332
                                                       ===========                                     ===========

Income (loss) from continuing operations
  per Common Share (diluted)................           $      1.78                                     $     (0.71)
                                                       ===========                                     ===========

Number of shares used in computation........            23,072,975                                      23,040,332
                                                       ===========                                     ===========

                     NEW VALLEY CORPORATION AND SUBSIDIARIES
 NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                             (DOLLARS IN THOUSANDS)


(a) Reflects the historical financial results for the year ended December 31, 2000 of the New Valley subsidiaries that were acquired by LTS in May 2001.

(b) Pro forma adjustment to eliminate net effect of minority interest in New Valley's ownership in Ladenburg Thalmann & Co. for the year ended December 31, 2000.

(c) To eliminate the operations of WRD for the year ended December 31, 2000, which were accounted for using the equity method of accounting.

                     NEW VALLEY CORPORATION AND SUBSIDIARIES

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                               FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001
                                                  --------------------------------------------------------------------
                                                                         PRO FORMA ADJUSTMENTS
                                                                         ---------------------
                                                                       LTS                   WRD
                                                   HISTORICAL      DISTRIBUTION          DISPOSITION       PRO FORMA
                                                  ------------     ------------          -----------      ------------
Revenues:
     Principal transactions, net...............   $     20,249     $    (20,249) (a)     $       --       $         --
     Commissions...............................         21,646          (21,646) (a)             --                 --
     Corporate finance fees....................          8,156           (8,156) (a)             --                 --
     Gain on sale of investments, net..........            466               --                  --                466
     Gain on real estate, net..................            897               --                  --                897
     Real estate leasing.......................          7,604               --              (6,111) (c)         1,493
     Interest and dividends....................          5,730           (2,582) (a)            (58) (c)         3,090
     Gain on sale of assets....................            250               --                  --                250
     Other income..............................          5,394           (5,501) (a)             --               (107)
                                                  ------------     ------------          ----------       ------------

         Total revenues........................         70,392          (58,134)             (6,169)             6,089
                                                  ------------     ------------          ----------       ------------

Cost and expenses:
     Selling, general and administrative.......         86,641          (69,602) (a)         (5,418) (c)        11,621
     Interest..................................          2,640             (721) (a)           (855) (c)         1,064
                                                  ------------     ------------          ----------       ------------

         Total costs and expenses..............         89,281          (70,323)             (6,273)            12,685
                                                  ------------     ------------          ----------       ------------

Loss from continuing operations before income
     taxes and minority interests..............        (18,889)          12,189                 104             (6,596)

Income tax benefit.............................         (3,108)           3,561  (a)           (453) (c)            --

Minority interests in loss from
     continuing operations of consolidated
     subsidiaries..............................         (3,912)           3,734  (b)             (5) (c)          (173)
                                                  ------------     ------------          ----------       ------------

Loss from continuing operations................   $    (11,869)    $      4,894          $      552       $     (6,423)
                                                  ============     ============          ==========       ============

Loss from continuing operations per
     Common Share (basic and diluted)..........   $      (0.52)                                           $      (0.28)
                                                  ============                                            ============

Number of shares used in computation...........     22,830,662                                              22,830,662
                                                  ============                                            ============

                     NEW VALLEY CORPORATION AND SUBSIDIARIES
 NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001
                             (DOLLARS IN THOUSANDS)


(a) Reflects the historical financial results of the New Valley subsidiaries that were acquired by LTS in May 2001 and LTS for the nine months ended September 30, 2001.

(b) Pro forma adjustment to eliminate net effect of minority interest in New Valley's ownership in Ladenburg Thalmann & Co. and LTS for the nine months ended September 30, 2001.

(c) To eliminate WRD for the nine months ended September 30, 2001, which was accounted for as a consolidated subsidiary.

                     NEW VALLEY CORPORATION AND SUBSIDIARIES

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)


                                                                     FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000
                                                        -----------------------------------------------------------------
                                                                           PRO FORMA ADJUSTMENTS
                                                                            ---------------------
                                                                             LTS              WRD
                                                         HISTORICAL      DISTRIBUTION     DISPOSITION          PRO FORMA
                                                        -----------      ------------     -----------        ------------
Revenues:
     Principal transactions, net .................      $    20,770      $(20,770) (a)     $     --          $         --
     Commissions .................................           28,061       (28,061) (a)           --                    --
     Corporate finance fees ......................           12,774       (12,774) (a)           --                    --
     Gain on sale of investments, net ............            6,299            --                --                 6,299
     Income from joint venture ...................           52,412            --           (52,412) (c)               --
     Real estate leasing .........................            2,369            --                --                 2,369
     Interest and dividends ......................            5,641        (3,872) (a)           --                 1,769
     Gain on sale of assets ......................              150            --                --                   150
     Other income ................................              448        (4,729) (a)           --                (4,281)
                                                        -----------      --------          --------          ------------
         Total revenues ..........................          128,924       (70,206)          (52,412)                6,306
                                                        -----------      --------          --------          ------------
Cost and expenses:
     Selling, general and administrative .........           77,816       (64,875) (a)           --                12,941
     Interest ....................................            5,449          (176) (a)           --                 5,273
                                                        -----------      --------          --------          ------------
         Total costs and expenses ................           83,265       (65,051)               --                18,214
                                                        -----------      --------          --------          ------------
Income (loss) from continuing operations before
     income taxes and minority interests .........           45,659        (5,155)          (52,412)              (11,908)
Income tax provision .............................                2            (2) (a)           --                    --
Minority interests in income (loss) from
     continuing operations of consolidated
     subsidiaries ................................              835        (1,081) (b)           32  (d)             (214)
                                                        -----------      --------          --------          ------------
Net income (loss) from continuing operations .....      $    44,822      $ (4,072)         $(52,444)         $    (11,694)
                                                        ===========      ========          ========          ============

Income (loss) from continuing operations
     per Common Share (basic) ....................      $      1.94            -                             $      (0.51)
                                                        ===========                                          ============
Number of shares used in computation .............       23,089,108                                            23,089,108
                                                        ===========                                          ============

Income (loss) from continuing operations
     per Common Share (diluted) ..................      $      1.94                                          $      (0.51)
                                                        ===========                                          ============
Number of shares used in computation .............       23,127,455                                            23,089,108
                                                        ===========                                          ============

                     NEW VALLEY CORPORATION AND SUBSIDIARIES
 NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000
                             (DOLLARS IN THOUSANDS)


(a) Reflects the historical financial results for the nine months ended September 30, 2000 of the New Valley subsidiaries that were acquired by LTS in May 2001.

(b) Pro forma adjustment to eliminate net effect of minority interest in New Valley's ownership in Ladenburg Thalmann & Co. for the nine months ended September 30, 2000.

(c) To eliminate the operations of WRD for the nine months ended September 30, 2000, which were accounted for using the equity method of accounting.

                     NEW VALLEY CORPORATION AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                             (DOLLARS IN THOUSANDS)
                                   (UNAUDITED)


                                                                                     SEPTEMBER 30, 2001
                                                               -----------------------------------------------------------------
                                                                                   PRO FORMA ADJUSTMENTS
                                                                                   LTS                WRD
                                                               HISTORICAL       DISTRIBUTION       DISPOSITION         PRO FORMA
                                                               ----------       ------------       -----------         ---------

                                     ASSETS
Current assets:
    Cash and cash equivalents ...........................       $  75,458        $ (4,674) (a)      $ 21,000  (e)      $  87,064
                                                                                                      (4,720) (f)
    Investment securities available for sale ............          20,975           9,010  (b)            --              29,985
    Trading securities owned ............................           8,724          (8,724) (a)            --                  --
    Restricted assets ...................................             483              --                 --                 483
    Receivable from clearing brokers ....................          17,717         (17,717) (a)            --                  --
    Other current assets ................................           7,837          (5,981) (a)        (1,696) (f)            160
                                                                ---------        --------           --------           ---------
         Total current assets ...........................         131,194         (28,086)            14,584             117,692
                                                                ---------        --------           --------           ---------
Investment in real estate, net ..........................         122,687              --            (74,218) (f)         48,469
Furniture and equipment, net ............................          13,047         (12,998) (a)           (15) (f)             34
Restricted assets .......................................           4,426          (3,227) (a)            --               1,199
Long-term investments, net ..............................          10,080              --                 --              10,080
Goodwill, net ...........................................          19,235         (19,159) (a)           (76) (f)             --
Deferred tax assets .....................................           7,273          (7,273) (a)            --                  --
Other assets ............................................           6,530          (5,219) (a)          (341) (f)            970
                                                                ---------        --------           --------           ---------

         Total assets ...................................       $ 314,472        $(75,962)          $(60,066)          $ 178,444
                                                                =========        ========           ========           =========
    LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
    Margin loans payable ................................       $   2,647              --           $     --           $   2,647
    Current portion of notes payable ....................           2,822          (1,000) (a)        (1,740) (f)             82
    Accounts payable and accrued liabilities ............          27,820         (18,705) (a)        (5,762) (f)          3,353
    Prepetition claims and restructuring accruals .......           5,315              --                 --               5,315
    Income taxes ........................................           9,710            (702) (a)            --               9,008
    Securities sold, not yet purchased ..................           2,283          (2,283) (a)            --                  --
                                                                ---------        --------           --------           ---------

         Total current liabilities ......................          50,597         (22,690)            (7,502)             20,405
                                                                ---------        --------           --------           ---------

Notes payable - real estate .............................          18,513              --             (7,349) (f)         11,164
LTS notes payable .......................................          14,490         (14,490) (a)            --                  --
Other long-term liabilities .............................          80,750         (17,978) (c)       (21,348) (f)         41,424

Commitments and contingencies ...........................              --              --                 --                  --
Stockholders' equity:
    Common Shares, $.01 par value; 100,000,000 shares
         authorized; 22,813,063 shares outstanding ......             228              --                 --                 228
    Additional paid-in capital ..........................         883,501         (20,804) (d)            --             862,697
    Accumulated deficit .................................        (730,300)             --            (23,867) (g)       (754,167)
    Unearned compensation on stock options ..............             (22)             --                 --                 (22)
    Accumulated other comprehensive income ..............          (3,285)             --                 --              (3,285)
                                                                ---------        --------           --------           ---------
         Total stockholders' equity .....................         150,122         (20,804)           (23,867)            105,451
                                                                ---------        --------           --------           ---------
         Total liabilities and stockholders' equity .....       $ 314,472        $(75,962)          $(60,066)          $ 178,444
                                                                =========        ========           ========           =========

                     NEW VALLEY CORPORATION AND SUBSIDIARIES
      NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 2001
                             (DOLLARS IN THOUSANDS)


(a) Reflects the historical financial position of LTS as of September 30, 2001.

(b) Reflects LTS convertible note receivable of $8,010 and LTS note receivable of $1,000 held indirectly by New Valley following the LTS distribution.

(c) Reflects minority interest (46.4%) in New Valley's ownership in LTS at September 30, 2001.

(d) Reflects New Valley's carrying value of its 53.6% interest in LTS at September 30, 2001.

(e) Reflects cash to be received by New Valley, net of closing costs and minority distributions, in connection with the disposition of WRD at September 30, 2001.

(f)      Reflects historical financial results of WRD at September 30, 2001.

(g) Represents estimated loss to be recognized by New Valley in connection with disposition of WRD, which may be subject to further adjustment based on final closing expenses and adjustments.

                  (c) The following Exhibits are provided in accordance with the provisions of Item 601 of Regulation S-K and are filed herewith unless otherwise noted.

                                  EXHIBIT INDEX

10.1 Interest Purchase Agreement dated December 21, 2001 between Western Realty Development LLC, as the Seller, and Andante Limited, as the Purchaser.

10.2 Guaranty dated as of December 21, 2001 by New Valley Corporation in favor of Andante Limited.

99.1     Press release of New Valley Corporation dated November 30, 2001.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NEW VALLEY CORPORATION


                               By: /s/ J. Bryant Kirkland III
                                   --------------------------------------------
                                   J. Bryant Kirkland III
                                   Vice President and Chief Financial Officer

Date:  January 4, 2002